This Supplement is filed pursuant to Rule 497(d) with regard to Equity Income Fund, Concept Series Health Care Trust II (HCS002)
Defined Asset Funds

The text of the supplement to the Prospectus dated April 18, 1997 is as follows:


                 Supplement dated July 16, 1997
              to Prospectus dated April 18, 1997, of
                      Equity Income Fund
          Concept Series -  Health Care Trust II (HCS002)
                         Defined Asset Funds
            _______________________________________________


          Effective immediately, the initial sales charge for regular purchases of this Series is reduced to 1.50% (1.523% of the net amount invested), without any further reduction for quantity purchases. In addition, deferred sales charges of $1.625 per 1,000 Units ($6.50 per year) will be deducted on the 10th day of February, May, August and November. Therefore, based on the net asset value on July 14, 1997, the maximum aggregate sales charge for Units purchased hereafter and held for the remaining life of the Fund is approximately 2.21% of the public offering price (2.260% of the net amount invested). The dealer concession will be a total of .975% of the public offering price plus all deferred sales charges. Units purchased at this price will not be eligible for exchange at a reduced sales charge under the Exchange Option.

          The fund name is now Equity Investor Fund.


                                                 15043 - 04/97